Exhibit 99.1

Strive Announces Pricing of Upsized Initial Public Offering of SATS Stock

DALLAS, TX—(GLOBE NEWSWIRE)—October 15, 2026—Strive, Inc. (Nasdaq: ASST) (“Strive” or the “Company”) today announced the pricing of its initial public offering (the “offering”) on October 15, 2026 of 7,000,000 shares of Strive’s 15.00% Series A Perpetual SATS Preferred Stock (the “SATS Stock”), an upsize of 2,000,000 shares over the amount previously announced, at a public offering price of $90 per share. The issuance and sale of the SATS Stock is scheduled to settle on October 20, 2026, subject to customary closing conditions.

Strive estimates that the gross proceeds to it from the offering will be approximately $630 million, before deducting the underwriting discounts and commissions and Strive’s estimated offering expenses. Strive intends to use the net proceeds from the offering for general corporate purposes, including, among other things, the acquisition of bitcoin and bitcoin-related products and for working capital, the purchase of income generating assets to grow the Company’s business, other capital expenditures, and/or repurchases of shares of the Company’s Class A common stock, par value $0.001 per share (the “Class A Common Stock”) or its Variable Rate Series A Perpetual Preferred Stock, par value $0.001 per share (the “SATA Stock”). Strive may also use such proceeds to fund acquisitions of businesses, assets or technologies that complement its current business.

The SATS Stock will accumulate cumulative dividends at a rate per annum equal to 15.00% on the stated amount of $100 per share (the “stated amount”) thereof. Subject to the provisions in the governing documentation for the SATS Stock, regular dividends on the SATS Stock will be payable when, as and if declared by Strive’s board of directors or any duly authorized committee thereof, out of funds legally available for their payment, in arrears for each regular dividend period on each payment date to stockholders of record as of the close of business on the regular record date immediately preceding the applicable regular dividend payment date. Regular dividend dates will fall on each business day, as defined in the governing documentation for the SATS Stock, beginning on November 9, 2026. If declared in full, the first scheduled regular dividend on the SATS Stock payable will include all accrued and unpaid dividends from and after the closing date.

At the closing of the offering, Strive intends to increase our existing dividend reserve in an amount equal to the first 18 months of dividend payments calculated as of the date of the offering by depositing an equivalent of $22.50 per share of SATS Stock into an account funded by us with a combination of existing cash on hand and securities held by us (based on the value of such securities at the closing of this offering).

Strive will have the right, at its election, to redeem all, but not less than all, of the SATS Stock, at any time, for cash if the total number of shares of all SATS Stock then outstanding is less than 25% of the total number of shares of SATS Stock originally issued in this offering and in any future offering, taken together. In addition, Strive will have the right to redeem all, but not less than all, of the SATS Stock if certain tax events occur. The redemption price for any SATS Stock to be redeemed will be a cash amount equal to the liquidation preference of the SATS Stock to be redeemed as of the business day before the date on which Strive sends the related redemption notice, plus accumulated and unpaid regular dividends, if any, thereon to, and including, the redemption date.

If an event that constitutes a “fundamental change” under the certificate of designation governing the SATS Stock occurs, then holders of the SATS Stock will have the right to require Strive to repurchase some or all of their shares of SATS Stock at a cash repurchase price equal to the stated amount of the SATS Stock to be repurchased, plus accumulated and unpaid regular dividends, if any, to, and including, the fundamental change repurchase date.

The liquidation preference of the SATS Stock will initially be $100 per share; provided, however, that, effective immediately after the close of business on each business day after the initial issue date (and, if applicable, during the course of a business day on which any sale transaction to be settled by the issuance of SATS Stock is executed, from the exact time of the first such sale transaction during such business day until the close of business of such business day), the liquidation preference per share of SATS Stock will be adjusted to be the greatest of (i) the stated amount per share of SATS Stock; (ii) in the case of any business day with respect to which Strive has, on such business day or any business day during the ten trading day period preceding such business day, executed any sale transaction to be settled by the issuance of SATS Stock, an amount equal to the last reported sale price per share of SATS Stock on the trading day immediately before such business day; and (iii) the arithmetic average of the last reported sale prices per share of SATS Stock for each trading day of the ten consecutive trading days (or, if applicable, the lesser number of trading days as have elapsed during the period from, and including, the initial issue date to, but excluding, such business day) immediately preceding such business day.

Barclays and Cantor are acting as joint book-running managers for the offering. Clear Street is acting as lead manager for the offering. B. Riley Securities, H.C. Wainwright & Co., Maxim Group LLC, and StoneX are acting as co-managers for the offering.

The offering is being made pursuant to an effective shelf registration statement on file with the Securities and Exchange Commission (the “SEC”). The offering will be made only by means of a prospectus supplement and an accompanying prospectus. An electronic copy of the preliminary prospectus supplement (and when available, the final prospectus supplement), together with the accompanying prospectus, is or will be available on the SEC’s website at www.sec.gov. Alternatively, copies of the preliminary prospectus supplement, together with the accompanying prospectus, can be obtained by contacting: Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by email at barclaysprospectus@broadridge.com or telephone at 1-888-603-5847; or Cantor Fitzgerald & Co., Attention: Capital Markets, 110 East 59th Street, 6th Floor, New York, NY 10022, or by email at prospectus@cantor.com.

About Strive

Strive is a structured finance company focused on disciplined capital allocation and long term value creation. We have strategically adopted bitcoin as our hurdle rate for capital deployment because of our fiduciary duty to maximize long-term value for stockholders and compound purchasing power over time.

Strive Asset Management, LLC, a direct, wholly owned subsidiary of Strive and an SEC-registered investment adviser, manages over $2.8 billion in assets.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, express or implied statements regarding the outlook and expectations of Strive and its subsidiaries, the strategic benefits and financial benefits of the merger transaction with Semler Scientific, Inc. (the “merger transaction”), including the expected impact of the merger transaction on Strive’s future financial performance and the ability to successfully integrate the combined businesses, the estimated proceeds of the offering, the anticipated timing of settlement, the anticipated use of any proceeds from the offering and the terms of the securities being offered. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project,” “predict,” “potential,” “assume,” “forecast,” “target,” “budget,” “outlook,” “trend,” “guidance,” “objective,” “goal,” “strategy,” “opportunity,” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgments of Strive and its respective management team about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements as a result of various important factors. Other risks, uncertainties and assumptions, including, among others, the following:

•	the outcome of any legal proceedings that may be instituted against Strive or its subsidiaries;

•	the possibility that the anticipated benefits of the merger transaction are not realized when expected or at all, including as a result of changes in, or problems arising from, implementation of Bitcoin treasury strategies and risks associated with Bitcoin and other digital assets, general economic and market conditions, interest and exchange rates, monetary policy, and laws and regulations and their enforcement;

•	the diversion of management’s attention from ongoing business operations and opportunities;

•	dilution caused by Strive’s issuance of additional shares of its SATS Stock, Class A Common Stock or SATA Stock;

•	potential adverse reactions of Strive’s clients and customers or changes to business or employee relationships, including those resulting from the completion of the merger transaction; and

•	other factors that may affect future results of Strive or the future trading performance of its SATS Stock, Class A Common Stock or SATA Stock.

These factors are not necessarily all of the factors that could cause Strive’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Strive’s results.

Although Strive believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that the actual results of Strive will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in Strive’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and quarterly reports on Form 10-Q, and other documents subsequently filed by Strive with the SEC.

The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Strive or its businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements contained in this press release speak only as of the date hereof, and Strive undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Strive Media Contact:
media@strive.com

Investor Contact:

ir@strive.com

Source: Strive, Inc.

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